UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2018 (May 1, 2018)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of PricewaterhouseCoopers LLP. On May 3, 2018, Tredegar Corporation (“Tredegar”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm, upon the approval of the Audit Committee (the “Audit Committee”) of Tredegar’s Board of Directors (the “Board”).

The audit reports on the financial statements of Tredegar as of and for the fiscal years ended December 31, 2016 and 2017 issued by PwC did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During Tredegar’s fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through May 3, 2018, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto) between Tredegar and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on Tredegar’s financial statements for such periods, and (2) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Tredegar requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC’s letter, dated May 7, 2018, is attached hereto as Exhibit 16.1.

(b)          Engagement of KPMG LLP.  On May 3, 2018, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) to audit Tredegar’s financial statements as of and for the fiscal year ending December 31, 2018.

During Tredegar’s fiscal years ended December 31, 2016 and 2017 and the subsequent interim period May 3, 2018, Tredegar did not consult KPMG in regards to Tredegar’s financial statements, which were audited by PwC as its independent registered public accounting firm, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on Tredegar’s financial statements or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2018, the Executive Compensation Committee (the “Compensation Committee”) of the Board approved a grant of nonstatutory stock options under the Tredegar Corporation 2018 Equity Incentive Plan to John D. Gottwald, Tredegar’s President and Chief Executive Officer, for a number of shares of Tredegar’s common stock equal to $2,000,000.  The number of shares covered by the grant, which is effective the third business day following Tredegar’s 2018 annual meeting of shareholders (the “Effective Date”), will be computed using the ten-day average share price ending the day preceding the Effective Date.

The nonstatutory stock options will have an option price equal to the closing price of shares of Tredegar’s common stock on the Effective Date and have a term of seven years.  The options will vest on the second anniversary of the Effective Date.  The grant is subject to the terms of the Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2018, Tredegar held its 2018 Annual Meeting of Shareholders (the “Meeting”).  As of March 9, 2018, the record date for the Meeting, there were a total of 33,114,349 shares of Tredegar’s common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 29,684,342 shares of Tredegar’s common stock, constituting approximately 89.64% of the outstanding shares on the record date for the Meeting, were represented in person or by proxy; therefore, a quorum was present.  The results of the Meeting were as follows:

Proposal 1 – Election of Directors

Directors	Votes For	Against	Abstain	Broker Non- Votes

George C. Freeman, III	28,943,857	725,810	14,675	3,430,007
John D. Gottwald	29,286,577	388,901	8,864	3,430,007
William M. Gottwald	29,287,306	388,372	8,664	3,430,007
Kenneth R. Newsome	29,287,510	381,503	15,329	3,430,007
Gregory A. Pratt	27,823,191	1,718,210	142,941	3,430,007
Thomas G. Snead, Jr.	29,196,744	483,540	4,058	3,430,007
John M. Steitz	29,278,344	396,479	9,519	3,430,007
Carl E. Tack, III	28,859,495	820,693	4,154	3,430,007

All directors were duly elected.

Proposal 2 – Approval of the Tredegar Corporation 2018 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non- Votes
29,059,462	600,912	22,168	3,430,007

The proposal was approved.

Proposal 3 – Advisory Vote Approving Compensation of Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non- Votes
29,517,795	123,269	43,278	3,430,007

The proposal was approved on a non-binding advisory basis.

Proposal 4 – Advisory Vote Approving Frequency of Shareholder Advisory Votes on Executive Compensation of Named Executive Officers

One Year	Two Years	Three Years	Abstentions	Broker Non- Votes
7,792,601	98,836	21,740,882	52,023	3,430,007

Shareholders voted on a non-binding advisory basis that the frequency of future shareholder advisory votes on the compensation of Tredegar’s named executive officers would occur every three years.

Item 7.01.	Regulation FD Disclosure.

During the Meeting, members of Tredegar’s management delivered a presentation regarding Tredegar’s performance and related matters.  As previously announced, the Meeting, including the presentation, was webcast through Tredegar’s website.  Copies of the transcript of the webcast and the slides used in connection with the Meeting, which slides are also available on Tredegar’s website, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to  the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions

16.1	Letter, dated May 7, 2018, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

99.1	Transcript of Webcast of Tredegar Corporation’s 2018 Annual Meeting of Shareholders held May 2, 2018

99.2	Slides for Webcast of Tredegar Corporation’s 2018 Annual Meeting of Shareholders held May 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 7, 2018	By:	/s/ Michael J. Schewel
Michael J. Schewel
Vice President, General Counsel
and Secretary